termsheet8k.htm FORM 8-K Oct 22 2008
2008-10-22 FORM 8K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 15, 2008

SmarTire Systems Inc.
(Exact name of registration as specified in its charter)

British Columbia, Canada	0-29248	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

#150 - 13151 Vanier Place Richmond, British Columbia, Canada	V6V 2J1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (604) 276-9884

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events.

Term Sheet

On October 15, 2008, SmarTire Systems, Inc. (the “Company”) and Bendix Commercial Vehicle Systems LLC, a wholly owned subsidiary of Knorr-Bremse AG (collectively, the “Buyer”), executed a term sheet (the “Term Sheet”) pursuant to which the Buyer may acquire substantially all of the business and assets, and assume certain of the liabilities of, the Company.

The Term Sheet is subject to certain material terms and conditions prior to completion of the proposed transaction, including negotiation and completion of a mutually acceptable definitive sale and purchase agreement; approval of the transaction by the Company’s board of directors; and approval of the transaction by the Company’s debtholders, including release of all debts and claims against the Company’s assets.  The acquisition by the Buyer is also subject to corporate approvals.

The Company expects to apply all, or substantially all, of the proceeds from the proposed sale against its debt obligations.

The Buyer expects to incorporate the SmarTire business into its existing electronics business unit.

Forward Looking Statements

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements are typically identified by the words “anticipates”, “believes”, “expects”, “intends”, forecasts”, “plans”, “future”, “strategy”, or words of similar meaning.  Various factors could cause actual results to differ materially from those expressed in the forward-looking statements.  The proposed transaction described herein may not proceed as described, or at all, as we may not agree on final terms and our creditors may not approve of the transaction. Also, we may not obtain shareholder approval. SmarTire cautions that the foregoing factors are not exhaustive.   The Company assumes no obligations to update these forward-looking statements to reflect actual results, changes in assumptions, or changes in other factors, except as required by law.

Item 9.01                                Financial Statements and Exhibits.

(c)                 Exhibits.

Exhibit Number                                            Description

99.1 Press announcement by the Company dated October 22, 2008 with respect to the Term Sheet

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SMARTIRE SYSTEMS INC.

Date: October 22, 2008                                                                   By:        /s/ David Dodge
       David Dodge
       Interim Chief Financial Officer